Exhibit 99.1

FOR RELEASE	Contact: Mark Kochvar
March 15, 2011	Chief Financial Officer
724-465-4826

S&T Bancorp, Inc. Revises Full Year 2010 and

Fourth Quarter Earnings

Indiana, Pennsylvania – S&T Bancorp, Inc. (NASDAQ:STBA) (S&T) today announced a revision to its previously reported full year 2010 and fourth quarter earnings. Subsequent to the earnings release on January 31, 2011, S&T determined that a modification of a participation loan had not been properly recorded in the second quarter of 2010. As a result, additional provision for loan losses was recorded in the fourth quarter of 2010. The table below summarizes the changes from the previously reported results:

	Fourth Quarter 2010		For the 12 Months Ended December 31, 2010
	As Revised	As Previously Reported	As Revised	As Previously Reported
(in thousands, except per share data)

Net Income Available to Common Shareholders	$8,737	$11,449	$37,279	$39,991
Diluted Earnings per Common Share	$0.31	$0.41	$1.34	$1.44
Provision for Loan Losses	$7,676	$3,503	$29,511	$25,338

As a result of an evaluation, management identified a material weakness in S&T’s internal control over financial reporting related to the approval and recording of loan charge-offs as of December 31, 2010. Management is taking the necessary steps to remediate this material weakness.

The following pages provide a complete update to the previously reported results. Full financial results will be available as part of S&T Bancorp’s Form 10-K filing, which is expected to be filed on March 15, 2011.

- more -

S&T Bancorp Revises Full Year 2010 and

Fourth Quarter Earnings (cont.)

About S&T Bancorp, Inc.

Headquartered in Indiana, PA, S&T Bancorp, Inc. operates 51 offices within Allegheny, Armstrong, Blair, Butler, Cambria, Clarion, Clearfield, Indiana, Jefferson and Westmoreland counties. With assets of $4.1 billion, S&T Bancorp, Inc. stock trades on the NASDAQ Global Select Market System under the symbol STBA.

This information may contain forward-looking statements regarding future financial performance which are not historical facts and which involve risks and uncertainties. Actual results and performance could differ materially from those anticipated by these forward-looking statements. Factors that could cause such a difference include, but are not limited to, general economic conditions, change in interest rates, deposit flows, loan demand, asset quality, including real estate and other collateral values and competition. In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this press release contains or references, certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these non-GAAP financial measures provide information useful to investors in understanding our underlying operational performance and our business and performance trends as they facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. A reconciliation of these non-GAAP financial measures is presented in the attached financial data spreadsheet. This information should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K for S&T Bancorp, Inc. and subsidiaries.

S&T Bancorp, Inc.

Consolidated Selected Financial Data

Unaudited

(Dollars in thousands, except per share data)

	For the 12 Months Ended December 31,
	2010	2009
Income Statements
Interest Income	$180,419	$195,087
Interest Expense	34,573	49,105

Net Interest Income	145,846	145,982
Taxable Equivalent Adjustment	4,627	5,202

Net Interest Income (FTE)	150,473	151,184
Provision For Loan Losses	29,511	72,354

Net Interest Income After Provisions (FTE)	120,962	78,830

Security Gains (Losses), Net	274	(5,088)

Service Charges and Fees	11,713	12,942
Wealth Management	7,808	7,500
Insurance	8,312	7,751
Other	19,103	15,475

Total Noninterest Income	46,936	43,668
Salaries and Employee Benefits	48,715	48,848
Occupancy and Equipment Expense, Net	12,046	11,886
Data Processing Expense	6,145	6,048
FDIC Expense	5,426	8,388
Other	33,301	32,956

Total Noninterest Expense	105,633	108,126

Income Before Taxes	62,539	9,284
Taxable Equivalent Adjustment	4,627	5,202
Applicable Income Taxes	14,432	(3,869)

Net Income	43,480	7,951
Preferred Stock Dividends	6,201	5,913

Net Income Available to Common Shareholders	$37,279	$2,038

Per Common Share Data:

Average Shares Outstanding - Diluted	27,813,406	27,658,861
Diluted Earnings Per Share	$1.34	$0.07
Dividends Declared	$0.60	$0.61

S&T Bancorp, Inc.

Consolidated Selected Financial Data

Unaudited

(Dollars in thousands, except per share data)

	2010	2010	2009
	Fourth Quarter	Third Quarter	Fourth Quarter
Income Statements
Interest Income	$44,210	$45,325	$47,126
Interest Expense	7,876	8,352	10,671

Net Interest Income	36,334	36,973	36,455
Taxable Equivalent Adjustment	1,075	1,137	1,274

Net Interest Income (FTE)	37,409	38,110	37,729
Provision For Loan Losses	7,676	8,278	10,399

Net Interest Income After Provisions (FTE)	29,733	29,832	27,330

Security Gains (Losses), Net	11	6	(487)
Service Charges and Fees	2,602	2,974	3,349
Wealth Management	2,047	1,861	1,924
Insurance	1,855	2,125	1,884
Other	5,487	5,369	4,213

Total Noninterest Income	11,991	12,329	11,370
Salaries and Employee Benefits	12,452	11,887	12,211
Occupancy and Equipment Expense, Net	3,123	2,863	2,898
Data Processing Expense	1,544	1,547	1,473
FDIC Expense	1,367	1,359	1,475
Other	8,532	7,292	7,031

Total Noninterest Expense	27,018	24,948	25,088

Income Before Taxes	14,717	17,219	13,125
Taxable Equivalent Adjustment	1,075	1,137	1,274
Applicable Income Taxes	3,352	3,600	2,660

Net Income	10,290	12,482	9,191
Preferred Stock Dividends	1,553	1,551	1,545

Net Income Available to Common Shareholders	$8,737	$10,931	$7,646

Per Common Share Data:

Shares Outstanding at End of Period	27,951,689	27,849,171	27,746,554
Average Shares Outstanding - Diluted	27,883,109	27,812,637	27,701,846
Diluted Earnings Per Share	$0.31	$0.39	$0.28
Dividends Declared	$0.15	$0.15	$0.00
Common Book Value	$16.91	$16.83	$16.14
Tangible Common Book Value (1)	$10.73	$10.61	$9.85
Market Value	$22.59	$17.42	$17.01

S&T Bancorp, Inc.

Consolidated Selected Financial Data

Unaudited

(Dollars in thousands, except per share data)

	For the 12 Months Ended December 31,
	2010		2009
Net Interest Margin (Yearly Averages)
Assets
Loans - FTE	$3,386,103	5.09%	$3,473,169	5.26%
Securities/Other - FTE	326,757	3.90%	413,927	4.23%

Total Interest-earning Assets	3,712,860	4.98%	3,887,096	5.15%
Noninterest-earning Assets	410,595		372,192

Total Assets	$4,123,455		$4,259,288

Liabilities and Shareholders’ Equity
Now/Money Market/Savings	$1,267,708	0.26%	$1,243,958	0.41%
Certificates of Deposits	1,300,803	1.95%	1,367,372	2.44%
Borrowed funds < 1 year	78,963	0.27%	190,948	0.36%
Borrowed funds > 1 year	133,539	4.23%	217,664	4.59%

Total Interest-bearing Liabilities	2,781,013	1.24%	3,019,942	1.63%

Noninterest-bearing Liabilities:
Demand Deposits	728,708		637,434
Shareholders’ Equity/Other	613,734		601,912

Total Noninterest-bearing Liabilities	1,342,442		1,239,346

Total Liabilities and Shareholders’ Equity	$4,123,455		$4,259,288

Net Yield on Interest-earning Assets		4.05%		3.89%

	2010		2010		2009
	Fourth Quarter		Third Quarter		Fourth Quarter
Net Interest Margin (Quarterly Averages)
Assets
Loans - FTE	$3,360,786	5.02%	$3,377,607	5.10%	$3,412,510	5.17%
Securities/Other - FTE	296,270	3.77%	315,823	3.82%	385,966	4.09%

Total Interest-earning Assets	3,657,056	4.92%	3,693,430	4.99%	3,798,476	5.06%
Noninterest-earning Assets	460,073		412,247		368,819

Total Assets	$4,117,129		$4,105,677		$4,167,295

Liabilities and Shareholders’ Equity
Now/Money Market/Savings	$1,289,946	0.25%	$1,250,278	0.24%	$1,249,343	0.41%
Certificates of Deposits	1,268,473	1.82%	1,309,880	1.89%	1,339,761	2.15%
Borrowed funds < 1 year	48,121	0.11%	62,011	0.24%	114,129	0.27%
Borrowed funds > 1 year	120,192	4.16%	121,218	4.26%	183,165	4.45%

Total Interest-bearing Liabilities	2,726,732	1.15%	2,743,387	1.21%	2,886,398	1.47%

Noninterest-bearing Liabilities:
Demand Deposits	757,857		743,265		682,095
Shareholders’ Equity/Other	632,540		619,025		598,802

Total Noninterest-bearing Liabilities	1,390,397		1,362,290		1,280,897

Total Liabilities and Shareholders’ Equity	$4,117,129		$4,105,677		$4,167,295

Net Yield on Interest-earning Assets		4.06%		4.09%		3.94%

S&T Bancorp, Inc.

Consolidated Selected Financial Data

Unaudited

(Dollars in thousands, except per share data)

	2010	2010	2009
	Fourth Quarter	Third Quarter	Fourth Quarter
Balance Sheet (Period-End)
Assets
Cash	$108,196	$88,157	$69,201
Securities	310,390	301,260	378,402
Loans, Net	3,312,540	3,314,702	3,344,827
Other Assets	383,213	393,989	378,045

Total Assets	$4,114,339	$4,098,108	$4,170,475

Liabilities and Shareholders’ Equity
Noninterest-bearing Deposits	$765,812	$743,453	$712,120
Interest-bearing Deposits	2,551,712	2,561,117	2,592,421
Short-term Borrowings	40,653	48,189	96,235
Long-term Debt	119,984	120,468	176,513
Other Liabilities	57,513	50,374	39,868
Shareholders’ Equity	578,665	574,507	553,318

Total Liabilities and Shareholders’ Equity	$4,114,339	$4,098,108	$4,170,475

	2010	2010	2009
	Fourth Quarter	Third Quarter	Fourth Quarter
Loans (Period-End)
Consumer
Home Equity	$441,096	$451,275	$458,643
Residential Mortgage	367,873	365,390	363,466
Consumer	74,780	76,148	81,141
Construction	4,019	6,946	11,836

Total Consumer Loans	887,768	899,759	915,086
Commercial
Commercial Real Estate	1,494,202	1,436,971	1,428,329
Commercial & Industrial	722,359	728,091	701,650
Construction	259,598	306,162	359,342

Total Commercial Loans	2,476,159	2,471,224	2,489,321

Total Loans	$3,363,927	$3,370,983	$3,404,407

	2010		2010		2009
	Fourth Quarter		Third Quarter		Fourth Quarter
		% NPL		% NPL		% NPL
Nonperforming Loans (NPL)
Consumer
Home Equity	$1,432	0.32%	$1,700	0.38%	$2,252	0.49%
Residential Mortgage	5,996	1.63%	5,159	1.41%	5,583	1.54%
Consumer	65	0.09%	89	0.12%	20	0.02%
Construction	526	13.09%	530	7.63%	—	—

Total Consumer Loans	8,019	0.90%	7,478	0.83%	$7,855	0.86%
Commercial
Commercial Real Estate	44,310	2.97%	51,792	3.60%	53,789	3.77%
Commercial & Industrial	3,567	0.49%	8,469	1.16%	7,489	1.07%
Construction	7,987	3.08%	7,600	2.48%	21,674	6.03%

Total Commercial Loans	55,864	2.26%	67,861	2.75%	82,952	3.33%

Total Nonperforming Loans	63,883	1.90%	$75,339	2.23%	$90,807	2.67%

S&T Bancorp, Inc.

Consolidated Selected Financial Data

Unaudited

(Dollars in thousands, except per share data)

	2010	2010	2009
	Fourth Quarter	Third Quarter	Fourth Quarter
Construction and Commercial Real Estate (CRE) by Location
Pennsylvania	$1,390,635	$1,382,894	$1,427,794
New York	106,580	102,315	104,111
Ohio	74,330	70,363	75,641
West Virginia	21,195	21,852	14,341
Tennessee	17,037	20,379	15,253
Southeast Region	49,903	54,802	54,255
Southwest Region	29,807	30,547	31,521
Midwest Region	29,740	23,417	25,998
Mid-Atlantic Region	13,705	12,327	14,875
Western Region	13,009	13,170	13,223
New England	7,859	11,067	10,659

Total Construction and CRE by Location	$1,753,800	$1,743,133	$1,787,671

		% NPL		% NPL		% NPL
Construction and Commercial Real Estate - NPL by Location
Pennsylvania	$43,515	3.13%	$45,760	3.31%	$55,413	3.88%
New York	1,533	1.44%	1,815	1.77%	5,847	5.62%
Ohio	—	—	—	—	—	—
West Virginia	—	—	—	—	—	—
Tennessee	—	—	—	—	—	—
Southeast Region	1,716	3.44%	2,457	4.48%	3,019	5.56%
Southwest Region	760	2.55%	1,406	4.60%	3,712	11.78%
Midwest Region	—	—	—	—	—	—
Mid-Atlantic Region	—	—	—	—	—	—
Western Region	—	—	—	—	—	—
New England	4,773	60.73%	7,954	71.87%	7,472	70.10%

Total Construction and CRE - NPL by Location	$52,297	2.98%	$59,392	3.41%	$75,463	4.22%

S&T Bancorp, Inc.

Consolidated Selected Financial Data

Unaudited

(Dollars in thousands)

	2010	2010	2009
	Fourth Quarter	Third Quarter	Fourth Quarter
Construction and Commercial Real Estate by Type
Retail/Strip Malls	$304,324	$298,956	$278,840
Residential Rental Properties	242,756	218,436	268,818
Offices	232,655	227,663	247,098
Hotels	192,954	195,841	165,953
Manufacturing/Industrial/Warehouse	118,791	128,820	121,928
Flex/Mixed Use	118,610	112,081	107,324
Healthcare/Education	95,029	91,755	101,500
Real Estate Development - Commercial	90,136	103,110	106,762
Real Estate Development - Residential	88,487	92,855	83,352
Miscellaneous	270,058	273,616	306,096

Total Construction and CRE by Type	$1,753,800	$1,743,133	$1,787,671

	2010		2010		2009
	Fourth Quarter		Third Quarter		Fourth Quarter
		% NPL		% NPL		% NPL
Construction and Commercial Real Estate - NPL by Type
Retail/Strip Malls	$3,176	1.04%	$3,866	1.29%	$4,999	1.79%
Residential Rental Properties	11,087	4.57%	12,653	5.79%	5,254	1.95%
Offices	2,720	1.17%	3,036	1.33%	1,426	0.58%
Hotels	1,465	0.76%	2,562	1.31%	2,095	1.26%
Manufacturing/Industrial/Warehouse	1,944	1.64%	555	0.43%	3,632	2.98%
Flex/Mixed Use	2,740	2.31%	3,182	2.84%	6,113	5.70%
Healthcare/Education	1,509	1.59%	3,951	4.31%	3,566	3.51%
Real Estate Development - Commercial	5,525	6.13%	9,181	8.90%	10,493	9.83%
Real Estate Development - Residential	6,693	7.56%	4,965	5.35%	9,362	11.23%
Miscellaneous	15,438	5.72%	15,441	5.64%	28,523	9.32%

Total Construction and CRE - NPL by Type	$52,297	2.98%	$59,392	3.41%	$75,463	4.22%

S&T Bancorp, Inc.

Consolidated Selected Financial Data

Unaudited

(Dollars in thousands, except per share data)

	2010	2010	2009
	Fourth Quarter	Third Quarter	Fourth Quarter
Asset Quality Data
Nonaccrual Loans and Nonperforming Loans	$63,883	$75,339	$90,807
Assets Acquired through Foreclosure or Repossession	5,820	7,367	4,607
Nonperforming Assets	69,703	82,706	95,414
Restructured Loans (nonaccrual)	32,779	14,618	1,409
Restructured Loans (accruing)	2,139	1,268	—
Total Restructured Loans	34,918	15,886	1,409
Allowance for Loan Losses	51,387	56,281	59,580
Nonperforming Loans / Loans	1.90%	2.23%	2.67%
Nonperforming Assets / Loans plus OREO	2.07%	2.45%	2.80%
Allowance for Loan Losses / Loans	1.53%	1.67%	1.75%
Allowance for Loan Losses / Nonperforming Loans	80%	75%	66%
Net Loan Charge-offs (Recoveries)	12,570	5,965	11,699
Net Loan Charge-offs (Recoveries) (Annualized) / Average Loans	1.48%	0.70%	1.36%

Profitability Ratios (Annualized)
Common Return on Average Assets	0.84%	1.06%	0.73%
Common Return on Average Tangible Assets (2)	0.88%	1.10%	0.76%
Common Return on Average Equity	6.00%	7.61%	5.56%
Common Return on Average Tangible Common Equity (3)	11.59%	14.93%	11.42%
Efficiency Ratio (FTE) (4)	54.69%	49.46%	51.10%

Capitalization Ratios
Dividends Paid to Net Income	47.82%	38.18%	54.31%
Common Equity / Assets	11.48%	11.43%	10.74%
Leverage Ratio	11.07%	10.92%	10.26%
Risk Based Capital - Tier I	13.28%	12.97%	12.10%
Risk Based Capital - Total	16.68%	16.35%	15.43%
Tangible Common Equity / Tangible Assets (5)	7.61%	7.53%	6.84%

	For the 12 Months Ended December 31,
	2010	2009
Asset Quality Data
Net Loan Charge-offs (Recoveries)	$37,704	$55,463
Net Loan Charge-offs (Recoveries) (Annualized) / Average Loans	1.11%	1.60%

Profitability Ratios
Common Return on Average Assets	0.90%	0.05%
Common Return on Average Tangible Assets (6)	0.94%	0.05%
Common Return on Average Equity	6.58%	0.37%
Common Return on Average Tangible Common Equity (7)	12.98%	0.76%
Efficiency Ratio (FTE) (4)	53.51%	55.49%

Capitalization Ratios
Dividends Paid to Net Income	44.75%	1247.64%

S&T Bancorp, Inc.

Consolidated Selected Financial Data

Unaudited

(Dollars in thousands, except per share data)

	2010	2010	2009
	Fourth Quarter	Third Quarter	Fourth Quarter
Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures:

(1) Tangible Common Book Value
Common Book Value (GAAP Basis)	$16.91	$16.83	$16.14
Effect of Excluding Intangible Assets	(6.18)	(6.22)	(6.29)

Tangible Common Book Value	$10.73	$10.61	$9.85

(2) Common Return on Average Tangible Assets
Common Return on Average Assets (GAAP Basis)	0.84%	1.06%	0.73%
Effect of Excluding Intangible Assets	0.04%	0.04%	0.03%

Common Return on Average Tangible Assets	0.88%	1.10%	0.76%

(3) Common Return on Average Tangible Common Equity
Common Return on Average Common Equity (GAAP Basis)	6.00%	7.61%	5.56%
Effect of Excluding Intangible Assets	3.03%	3.99%	3.24%
Effect of Excluding Preferred Stock	2.56%	3.33%	2.62%

Common Return on Average Tangible Common Equity	11.59%	14.93%	11.42%

(4) Recurring noninterest expense divided by recurring noninterest income plus net interest income, on a fully taxable equivalent basis.

(5) Tangible Common Equity / Tangible Assets
Common Equity / Assets (GAAP Basis)	11.48%	11.43%	10.74%
Effect of Excluding Intangible Assets	-3.87%	-3.90%	-3.90%

Tangible Common Equity / Tangible Assets	7.61%	7.53%	6.84%

	For the 12 Months Ended December 31,
	2010	2009
(6) Common Return on Average Tangible Assets
Common Return on Average Assets (GAAP Basis)	0.90%	0.05%
Effect of Excluding Intangible Assets	0.04%	0.00%

Common Return on Average Tangible Assets	0.94%	0.05%

(7) Common Return on Average Tangible Common Equity
Common Return on Average Equity (GAAP Basis)	6.58%	0.37%
Effect of Excluding Intangible Assets	3.49%	0.21%
Effect of Excluding Preferred Stock	2.91%	0.18%

Common Return on Average Tangible Common Equity	12.98%	0.76%